EXHIBIT C
                                                                       ---------


                                VOTING AGREEMENT

         This VOTING AGREEMENT (this "AGREEMENT") is made and entered into as of __________________, 2005 by and among The Weinstein Company LLC, a Delaware limited liability company ("TWC"), and the undersigned stockholder (the "STOCKHOLDER") of Genius Products, Inc., a Delaware corporation (the "COMPANY").

         WHEREAS, this Agreement is entered into in connection with that certain Master Contribution Agreement (the "MASTER CONTRIBUTION AGREEMENT"), executed on or about the date hereof, by and among the Company, TWC and a newly formed Delaware limited liability company to be owned by the Company and TWC (the "DISTRIBUTOR"), pursuant to which, among other things, the Company will contribute to the Distributor substantially all of its assets and certain liabilities, and TWC will contribute to the Distributor home video distribution rights with respect to certain of its entertainment properties, in each case in exchange for specified membership interests in the Distributor as set forth therein. Capitalized terms used herein that are not otherwise defined shall have the meanings given such terms in the Master Contribution Agreement.

         WHEREAS, each Stockholder is the record and beneficial owner of shares of the Company's capital stock, and securities convertible into, exercisable for or exchangeable for shares of the Company's capital stock, all as set forth on such Stockholder's signature page hereto.

         WHEREAS, each Stockholder is entering into this Agreement as a material inducement to, and in consideration of, TWC's willingness to enter into the Master Contribution Agreement.

         NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth herein, the parties hereto, intending to be legally bound, agree as follows:

         1.       TRANSFERS OF SUBJECT SHARES.

                  1.1 Each Stockholder agrees that, prior to the Expiration Date (as defined below), such Stockholder will not directly or indirectly (a) sell, give, transfer, exchange, pledge or otherwise dispose of, or make any offer or agreement, arrangement or understanding relating to any of the foregoing with respect to, any shares of the Company's capital stock now owned or hereafter acquired by such Stockholder ("SUBJECT SHARES"), except for (i) any gift, assignment, transfer, exchange, pledge or other disposition to any sibling, in law, descendant or spouse of the Stockholder or trust for their benefit, (ii) a transfer required by law pursuant to a judicial decree, or (iii) the sale of up to 25% of the Subject Shares in transactions conducted on the Company's primary public trading market; PROVIDED that with respect to clauses
(i) and (ii) above, such transferee agrees in writing pursuant to an agreement reasonably satisfactory to TWC to which TWC is an express third-party beneficiary, that with respect to the Subject Shares such person will be bound by the terms of this Agreement and the Proxy

(defined below) as if such person was the Stockholder hereunder and thereunder or (b) deposit any Subject Shares into a voting trust or grant a proxy, power of attorney or other authorization or consent or enter into an agreement of any kind with respect to the voting of any Subject Shares, except for the Proxy. Further, the limitations on sales pursuant to (iii) above shall terminate in any event one year from the purchase of the Subject Shares.

                  1.2 The Stockholder hereby agrees that, prior to the Expiration Date, to promptly notify TWC of the number of new shares of capital stock of the Company, or securities convertible into, exercisable for or exchangeable for shares of capital stock of the Company, acquired by such Stockholder, if any, after the date of this Agreement.

                  1.3 The Stockholder agrees to immediately cease any discussions or negotiations with any parties other than TWC that may be ongoing regarding a Competing Transaction Proposal. While this Agreement is in effect, the Stockholder will not, directly or indirectly, (i) solicit, initiate or encourage, or take any other action to facilitate, any inquiries or the making of any Alternative Transaction (as defined below) or Frustrating Transaction (as defined below), (ii) execute or enter into any agreement or understanding with respect to any Alternative Transaction or Frustrating Transaction or (iii) enter into, engage in, continue or otherwise participate in any discussions or negotiations regarding, or provide any information or data to any person or otherwise cooperate in any way with, any Alternative Transaction or Frustrating Transaction.

                  1.4 The Stockholder agrees not to (i) not take any action that would make any representation or warranty of such Stockholder contained in this Agreement untrue or incorrect or (ii) engage in any action or omit to take any action that would have the effect of preventing or disabling the Stockholder from otherwise performing its obligations under this Agreement.

         2.       VOTING OF SUBJECT SHARES.

                  2.1 VOTING AGREEMENT. The Stockholder agrees that, prior to the Expiration Date, at any meeting of the Company stockholders, however called, and at any adjournment or postponement thereof, and in any action taken by the written consent of the Company stockholders without a meeting, unless otherwise directed in writing by TWC or unless TWC or any of its affiliates otherwise exercise the Proxy, such Stockholder will:

                           (i)      appear at the meeting or otherwise cause
his, her or its Subject Shares, together with any capital stock of the Company acquired by the Stockholder after the date of this Agreement, whether upon the exercise of stock options, warrants or otherwise (the Stockholder's acquired shares, together with the Subject Shares, are referred to herein as the Stockholder's "Shares"), to be counted as present thereat for purposes of establishing a quorum, and vote all Subject Shares in accordance with the terms of this Agreement;

                           (ii)     vote, or execute consents in respect of, all
Shares, or cause all Shares to be voted, or consents to be executed in respect thereof, in favor of:

                                    (a)    the adoption and approval of the
Master Contribution Agreement (including any revised or amended Master Contribution Agreement that is not materially less favorable to the Company or the Stockholders from a financial point of view) and the transactions contemplated thereby, including, without limitation, the contribution of substantially all of the Company's assets to the Distributor;

                                    (b)     the amendment and restatement of the
Company's certificate of incorporation to: (i) increase the Company's authorized shares of Common Stock by 200 million shares; (ii) authorize the creation of Series W Preferred Stock with rights, preferences and privileges approved by the Board of Directors of the Company; (iii) causing the Company to opt out of and elect not to be governed by Section 203 of the Delaware General Corporation Law (which contains certain anti-takeover provisions); (iv) waive certain fiduciary obligations of TWC (including its affiliates and related persons) as a stockholder with respect to competing activities that it might engage in (paralleling similar provisions contained in the Limited Liability Company Agreement of the Distributor); and (v) rename the Company "Genius Entertainment, Inc." or such other name to be determined by the Board of Directors of the Company.

                                    (c)     an increase in the number of shares
available for issuance under the Company's 2004 Stock Incentive Plan of 6 million shares; and

                                    (d)     each of the other actions
contemplated by the Master Contribution Agreement and this Agreement, and any action required in furtherance hereof and thereof.

                            (iii)   vote, or execute consents in respect of, all
Shares, or cause all Shares to be voted, or consents to be executed in respect thereof, against (A) any agreement or transaction relating to any Competing Transaction Proposal or transaction or occurrence that if proposed and offered to the Company or its stockholders (or any of them) would constitute a Competing Transaction Proposal (collectively, "Alternative Transactions") or (B) any amendment of the Company's certificate of incorporation or bylaws or other proposal, action or transaction involving the Company or any of its subsidiaries or any of its stockholders, which amendment or other proposal, action or transaction could reasonably be expected to prevent or materially impede or delay the consummation of the transactions contemplated by the Master Contribution Agreement, or change in any manner the voting rights of the Company's common stock (collectively, "Frustrating Transactions") presented to the stockholders of the Company (regardless of any recommendation of the Board of Directors of the Company) or in respect of which the vote or consent of the Stockholder is requested or sought.

         Prior to the Expiration Date, such Stockholder will not enter into any agreement or understanding with any person or entity to vote or give instructions in any manner inconsistent with this Section 2.1.

                  2.2 PROXY. Contemporaneously with the execution of this Agreement, each Stockholder will deliver to TWC a proxy with respect to the Subject Shares in the form attached hereto as EXHIBIT A, which proxy is coupled with an interest and will be irrevocable to the fullest extent permitted by law (the "PROXY").

         3.       COVENANTS.

                  3.1 PUBLICATION. The Stockholder hereby permits the Company and/or TWC to publish and disclose in press releases, Schedule 13D filings and the Proxy Statement (including all documents and schedules filed with the SEC) and any other disclosures or filings required by applicable law its identity and ownership of shares of the Company's capital stock, the nature of its commitments, arrangements and understandings pursuant to this Agreement and/or the text of this Agreement.

                  3.2 FURTHER ASSURANCES. The Stockholder agrees to perform such further acts and execute and deliver, and to cause its affiliates, and the Stockholder's and its affiliates' respective directors, officers, members, shareholders, officers, employees, agents, consultants, representatives, successors or assigns (collectively, a "Stockholder Party") to perform such further acts and execute and deliver, before or after the Closing Date, any additional documents reasonably necessary or desirable, in the opinion of TWC, to carry out the purposes and intent of this Agreement and the Proxy.

                  3.3 CONSENT AND WAIVER. The Stockholder hereby gives any consents or waivers that are reasonably required for the consummation of the transactions contemplated by the Master Contribution Agreement under the terms of any agreement to which such Stockholder or any Stockholder Party is a party or pursuant to any rights such Stockholder or any Stockholder Party may have.

                  3.4 REQUIRED FILINGS. The Stockholder will promptly prepare any filings, or amendments to prior filings, that that may be required by applicable law to be made with the Securities and Exchange Commission or otherwise, in connection with the Stockholder's agreements hereunder and the granting of the Proxy. The Stockholder will provide TWC with reasonable prior notice of any such filing or amendment and TWC will have the right to review and comment thereon. The Stockholder will use its best efforts to comply with or incorporate TWC's comments. The Stockholder will make or cause such filing or amendment to be made within the time period provided by applicable law.

         4. REPRESENTATIONS AND WARRANTIES. The Stockholder hereby represents and warrants to TWC as follows:

                  4.1 ORGANIZATION; AUTHORITY; ENFORCEABILITY. The Stockholder is duly organized and validly existing under the laws of its jurisdiction of organization. Such Stockholder has full power and authority (or the legal capacity if an individual) to enter into, execute, deliver and perform such Stockholder's obligations under this Agreement, and to make the representations, warranties and covenants contained herein, and that, if applicable, all corporate or similar action required for the authorization, execution, delivery and the performance of all obligations of such Stockholder under this Agreement has been taken. If such Stockholder is married, and such Stockholder's Subject Shares constitute community property, this Agreement has been duly authorized, executed and delivered by, and constitutes a valid and binding agreement of, such Stockholder's spouse, enforceable against such person in accordance with its terms. The execution, delivery, and performance of this Agreement by such Stockholder will not constitute a breach, violation or default (or any event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination of, or accelerate the performance required by, or result in a right of termination or acceleration under, any agreement or other instrument to which such Stockholder is a party. This Agreement has been duly executed and delivered by such Stockholder and constitutes a legal, valid and binding obligation of such Stockholder, enforceable against such Stockholder in accordance with its terms.

                  4.2 SUBJECT SHARES OWNED. Such Stockholder is the sole record holder and beneficial owner of, and has good and marketable title to, all of the Subject Shares specified on such Stockholder's signature page hereto. Such Stockholder has the sole right to vote all Subject Shares of which such Stockholder is the registered holder, and has the sole right to direct the vote of all Subject Shares of which such Stockholder is the beneficial owner. Such Stockholder does not directly or indirectly own any shares of the Company's capital stock, rights to acquire any shares of the Company's capital stock or other securities of the Company, other than the Subject Shares listed on such Stockholder's signature page hereto. Except pursuant to this Agreement, the Subject Shares are not subject to any proxy, voting trust agreement or other contract, agreement, arrangement, commitment or understanding to which the Stockholder is a party restricting or otherwise relating to the voting, dividend rights or disposition of the Subject Shares.

         5.       MISCELLANEOUS.

                  5.1 TERMINATION. This Agreement shall terminate automatically as of the Expiration Date. As used herein, "EXPIRATION DATE" means the earlier to occur of (i) the Closing Date or (ii) such time as the Master Contribution Agreement has been terminated in accordance with its terms.

                  5.2 SEVERABILITY. If any provision of this Agreement, or the application thereof, will for any reason and to any extent be invalid or unenforceable, the remainder of this Agreement and application of such provision to other persons or circumstances will be interpreted so as reasonably to effect the intent of the parties hereto.

                  5.3 AMENDMENT AND WAIVER. This Agreement or any provision hereof may be amended, modified, superseded, canceled, renewed, waived or extended only by an agreement in writing executed by TWC and each Stockholder.

The waiver by a party of any breach hereof or default in the performance hereof will not be deemed to constitute a waiver of any other default or any succeeding breach or default.

                  5.4 ASSIGNMENT. This Agreement and all rights and obligations hereunder are personal to each Stockholder and may not be transferred or assigned by such Stockholder at any time. TWC may assign its rights, together with its obligations hereunder, to any parent, subsidiary, affiliate or successor of TWC. This Agreement will be binding upon, and inure to the benefit of, the persons or entities who are permitted, by the terms of this Agreement, to be successors, assigns and personal representatives of the respective parties hereto.

                  5.5 GOVERNING LAW. The validity, interpretation and enforcement of this Agreement will be governed by and construed in accordance with the internal laws of the State of Delaware, excluding that body of laws pertaining to conflict of laws.

                  5.6 COSTS OF ENFORCEMENT. If any party to this Agreement seeks to enforce its rights under this Agreement by legal proceedings or otherwise, the non-prevailing party will pay all costs and expenses incurred by the prevailing party, including, all reasonable attorneys' and experts' fees.

                  5.7 COUNTERPARTS. This Agreement may be executed in counterparts, each of which will be deemed an original but all of which, taken together, constitute one and the same agreement.

                  5.8 ENTIRE AGREEMENT. This Agreement and the documents referred to herein constitute the entire agreement and understanding of the parties with respect to the subject matter of this Agreement, and supersede all prior understandings and agreements, whether oral or written, between or among the parties hereto with respect to the specific subject matter hereof.

                  5.9 SPECIFIC PERFORMANCE; INJUNCTIVE RELIEF. The parties hereto acknowledge that TWC will be irreparably harmed and that there will be no adequate remedy at law for a violation of any of the covenants or agreement of each Stockholder set forth herein. Therefore, it is agreed that, in addition to any other remedies that may be available to TWC upon any such violation, TWC shall have the right to enforce such covenants and agreements by specific performance, injunctive relief or by any other means available to TWC at law or in equity.

                  5.10 NOTICES. Any notice required or permitted to be given hereunder shall be sufficient if in writing and (a) delivered in person against written receipt therefor, or by nationally recognized express delivery or courier service requiring acknowledgment of receipt, (b) sent by facsimile, or
(c) deposited in the mail registered or certified first class, postage prepaid and return receipt requested (provided that any notice given pursuant to clause
(b) is also confirmed by the means described in clause (a) or (c)) to such address or facsimile of the party set forth below or to such other place or places as such party from time to time may designate in writing in compliance with the terms hereof. Each notice shall be deemed given when so delivered personally, or sent by facsimile transmission, or, if sent by express delivery or courier service one (1) business day after being sent, or if mailed, five (5) business days after the date of deposit in the mail. A notice of change of address or facsimile number shall be effective only when done in accordance with this Section 5.10.

         If to TWC:            The Weinstein Company LLC
                               375 Hudson Street, 13th Floor
                               New York,  NY  10014
                               Facsimile: (917) 368-6999
                               Attention:  Larry Madden, and to

                               The Weinstein Company LLC
                               375 Hudson Street, 13th Floor
                               New York,  NY  10014
                               Facsimile: (917) 368-6999
                               Attention:  General Counsel


         With copies to:       O'Melveny & Myers LLP
                               1999 Avenue of the Stars, 7th Floor
                               Los Angeles, CA 90067
                               Facsimile:  (310) 246-6779
                               Attention: Joseph A. Calabrese; and


                               Paul, Weiss, Rifkind, Wharton & Garrison LLP
                               1285 Avenue of the Americas
                               New York, NY 10019-6064
                               Facsimile: (212) 757-3990
                               Attention: James H. Schwab


         If to a Stockholder:  To the address for notice set forth on the last page hereof.


                  5.11 HEADINGS. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.



                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the undersigned parties have executed this Voting Agreement as of the date first above written.


                                       THE WEINSTEIN COMPANY LLC


                                       By:
                                          ------------------------------------

                                       Name:
                                            ----------------------------------

                                       Title:
                                             ---------------------------------



                                       STOCKHOLDER


                                       By:
                                          ------------------------------------

                                       Name:
                                            ----------------------------------

                                       Address for Notice:


                                       ---------------------------------------


                                       ---------------------------------------


                                       Facsimile:
                                                 _____________________________


                                       Shares beneficially owned by Stockholder:

                                       _________________  Shares of Common Stock


                                       Shares held of record by Stockholder:

                                       _________________  Shares of Common Stock


                                       Options to Purchase ____________ Shares of Common Stock

                                       Warrants to Purchase ___________ Shares of Common Stock

                                CONSENT OF SPOUSE



         I, __________________________, spouse of ____________ ("STOCKHOLDER"), have read and hereby approve the foregoing Voting Agreement (the "AGREEMENT"). In consideration of the benefits to which Stockholder is entitled under the Agreement, I hereby agree to be irrevocably bound by the Agreement and further agree that any community property or other such interest shall be similarly bound by the Agreement. I hereby appoint my spouse as my attorney-in-fact with respect to any amendment or exercise of any rights under the Agreement.



                                                        _______________________
                                                         Spouse of Stockholder

                                    EXHIBIT A
                                    ---------

                                IRREVOCABLE PROXY


         The undersigned stockholder of Genius Products, Inc., a Delaware corporation (the "COMPANY"), hereby irrevocably (to the fullest extent permitted by law) appoints and constitutes Larry Madden and Irwin Reiter of The Weinstein Company LLC, a Delaware limited liability company ("TWC"), and each of them, the attorneys and proxies of the undersigned, with full power of substitution and resubstitution, to the fullest extent of such undersigned's rights with respect to (i) the shares of capital stock of the Company owned by the undersigned as of the date of this proxy, which shares are specified on the final page of this proxy and (ii) any and all other shares of capital stock of the Company which the undersigned may acquire after the date hereof (all such shares described in clause (i) or (ii) being collectively referred to herein as the "SHARES"). Upon the execution hereof, all prior proxies given by the undersigned with respect to any of the Shares are hereby revoked, and no subsequent proxies will be given with respect to any of the Shares.

         This proxy is granted in consideration of TWC entering into the Master Contribution Agreement (the "MASTER CONTRIBUTION AGREEMENT"), executed on or about the date hereof, by and among the Company, TWC and a newly formed Delaware limited liability company to be owned by the Company and TWC (the "DISTRIBUTOR"), pursuant to which, among other things, the Company will contribute to the Distributor substantially all of its assets and certain liabilities, and TWC will contribute to the Distributor home video distribution rights with respect to certain of its entertainment properties, in each case in exchange for specified membership interests in the Distributor as set forth therein. This proxy is irrevocable, and is coupled with an interest and is granted in connection with that certain Voting Agreement, dated as of the date hereof, by and among TWC and the undersigned (the "VOTING AGREEMENT"). Capitalized terms that are used in this proxy that are not defined shall have the meanings given such terms in the Voting Agreement.

         The attorneys and proxies named above will be empowered, and shall exercise this proxy, to vote the Shares at any time until the Expiration Date at any meeting of the stockholders of Company, however called, or in any action by written consent of stockholders of Company, in favor of:

                  (a) the adoption and approval of the Master Contribution Agreement (including any revised or amended Master Contribution Agreement that is not materially less favorable to the Company or the Stockholders from a financial point of view) and the transactions contemplated thereby, including, without limitation, the contribution of substantially all of the Company's assets to the Distributor;

                  (b) the amendment and restatement of the Company's certificate of incorporation to: (i) increase the Company's authorized shares of Common Stock by 200 million shares; (ii) authorize the creation of Series W Preferred Stock with rights, preferences and privileges approved by the Board of Directors of the Company; (iii) cause the Company to opt out of and elect not to be governed by Section 203 of the Delaware General Corporation Law (which contains certain anti-takeover provisions); (iv) waive certain fiduciary obligations of TWC (including its affiliates and related persons) as a stockholder with respect to competing activities that it might engage in (paralleling similar provisions contained in the Limited Liability Company Agreement of the Distributor); and
(v) rename the Company "Genius Entertainment, Inc." or such other name to be determined by the Board of Directors of the Company.

                  (c) an increase in the number of shares available for issuance under the Company's 2004 Stock Incentive Plan of 6 million shares;

                  (d) each of the other actions contemplated by the Master Contribution Agreement and the Voting Agreement, and any action required in furtherance hereof and thereof; and

                  (e) against any Alternative Transactions or Frustrating Transactions.

         Prior to the Expiration Date, at any meeting of the stockholders of Company, however called, and in any action by written consent of stockholders of Company, the attorneys and proxies named above may, with the consent of each Stockholder, not to be unreasonably withheld, abstain from voting on any matter covered by the foregoing subparagraphs (a) - (e) above.

         This proxy will be binding upon the heirs, successors and assigns of the undersigned (including any transferee of any of the Shares).



                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

This proxy will terminate upon the Expiration Date.


Dated:  _______________, 2005


                                     STOCKHOLDER


                                     By:
                                          --------------------------------------

                                     Name:
                                          --------------------------------------


                                       Shares beneficially owned by Stockholder:

                                       _________________  Shares of Common Stock


                                       Shares held of record by Stockholder:

                                       _________________  Shares of Common Stock


                                       Options to Purchase ____________ Shares of Common Stock

                                       Warrants to Purchase ___________ Shares of Common Stock

                                                                         ANNEX A
                                                                         -------


                                VOTING AGREEMENTS

-------------------------------------------------------------------------------
                 NAME OF STOCKHOLDER                    SHARES RECEIVED
-------------------------------------------------------------------------------
1.       Janus Investment Fund, On Behalf of
         its Series Janus Venture Fund                     4,750,000
-------------------------------------------------------------------------------
2.       Ardsley Offshore Fund, Ltd.                       3,025,000
-------------------------------------------------------------------------------
3.       Ardsley Partners Fund II, L.P.                        *
-------------------------------------------------------------------------------
4.       Ardsley Institutional Fund, L.P.                      *
-------------------------------------------------------------------------------
5.       Hempleman Joint 1988 Hempleman
         Family Trust                                          *
-------------------------------------------------------------------------------
6.       JMG Capital Partners, L.P.                          750,000
-------------------------------------------------------------------------------
7.       JMG Triton Offshore Fund, Ltd.                      750,000
-------------------------------------------------------------------------------
8.       SRB Greenway Capital (QP), L.P.                     610,087
-------------------------------------------------------------------------------
9.       WS Opportunity Fund International, Ltd.             206,200
-------------------------------------------------------------------------------
10.      WS Opportunity Fund, L.P.                           149,850
-------------------------------------------------------------------------------
11.      WS Opportunity Fund (QP), L.P.                      143,950
-------------------------------------------------------------------------------
12.      Walker Smith International Fund, Ltd.               114,500
-------------------------------------------------------------------------------
13.      SRB Greenway Capital L.P.                            91,473
-------------------------------------------------------------------------------
14.      Walker Smith Capital (QP), L.P.                      80,300
-------------------------------------------------------------------------------
15.      SRB Greenway Offshore Operating Fund, L.P.           48,440
-------------------------------------------------------------------------------
16.      HHMI Investments, L.P.                               42,000
-------------------------------------------------------------------------------
17.      Walker Smith Capital, L.P.                           13,200
-------------------------------------------------------------------------------
18.      Magnetar Capital Master Fund, Ltd.                3,055,932
-------------------------------------------------------------------------------
19.      J. Caird Partners, L.P.                             659,200
-------------------------------------------------------------------------------
20.      J. Caird Investors (Bermuda), L.P.                  715,800
-------------------------------------------------------------------------------
21.      Bonanza Master Fund Ltd.                          3,281,645
-------------------------------------------------------------------------------
22.      George Brown Bolton                                 500,000
-------------------------------------------------------------------------------
23.      JeB Investments, Ltd                                245,401
-------------------------------------------------------------------------------
24.      JeB Partners, L.P.                                  260,150
-------------------------------------------------------------------------------

         TOTAL                                            19,493,128
-------------------------------------------------------------------------------

*    One Voting Agreement was received for the following investors:

     Ardsley Offshore Fund, Ltd.
     Ardsley Partners Fund II, L.P.
     Ardsley Institutional Fund, L.P.
     Hempleman Joint 1988 Hempleman Family Trust

                                                                         ANNEX B
                                                                         -------


         IN WITNESS WHEREOF, the undersigned parties have executed this Voting Agreement as of the date first above written.


THE WEINSTEIN COMPANY LLC


                                             By:  /s/ Larry Madden
                                                  ---------------------------
                                                  Name:  Larry Madden
                                                  Title: EVP & CFO

STOCKHOLDER

                                             JeB INVESTMENTS, LTD.


                                             By: /s/ JeB Investments, Ltd.
                                                 ----------------------------

                                             Name:

                                             Address for Notice:

                                             545 Boylston Street, Suite 202
                                             Boston, MA  02116
                                             Facsimile:  617-856-8835

                                             Shares beneficially owned by
                                             Stockholder:

                                                 245,401 Shares of Common Stock

                                             Shares held of record by
                                             Stockholder:

                                                 245,401 Shares of Common Stock


                                             Options to Purchase 0 Shares of
                                             Common Stock

                                             Warrants to Purchase 0 Shares of
                                             Common Stock

         IN WITNESS WHEREOF, the undersigned parties have executed this Voting Agreement as of the date first above written.


THE WEINSTEIN COMPANY LLC


                                             By:  /s/ Larry Madden
                                                  ---------------------------
                                                  Name:  Larry Madden
                                                  Title: EVP & CFO

STOCKHOLDER

                                             JeB PARTNERS, L.P.


                                             By: /s/ JeB Partners, L.P.
                                                 ----------------------------

                                             Name:

                                             Address for Notice:

                                             545 Boylston Street, Suite 202
                                             Boston, MA  02116
                                             Facsimile:  617-856-8835

                                             Shares beneficially owned by
                                             Stockholder:

                                                 260,150 Shares of Common Stock

                                             Shares held of record by
                                             Stockholder:

                                                 260,150 Shares of Common Stock


                                             Options to Purchase 0 Shares of
                                             Common Stock

                                             Warrants to Purchase 0 Shares of
                                             Common Stock

         IN WITNESS WHEREOF, the undersigned parties have executed this Voting Agreement as of the date first above written.

                                             By: /s/ George Bolton
                                                 ----------------------------

                                             Name:  George Bolton

                                             Address for Notice:

                                             c/o Western Capital Management
                                             One Market Street, Tower Suite 1000
                                             San Francisco
                                             Facsimile:        415-856-0431

                                             Shares beneficially owned by
                                             Stockholder:

                                               2,577,500 Shares of Common Stock

                                             Shares held of record by
                                             Stockholder:

                                               2,577,500 Shares of Common Stock


                                             Options to Purchase ________ Shares
                                             of Common Stock

                                             Warrants to Purchase 150,000 Shares
                                             of Common Stock

         IN WITNESS WHEREOF, the undersigned parties have executed this Voting Agreement as of the date first above written.


THE WEINSTEIN COMPANY LLC


                                             By:  /s/ Larry Madden
                                                  ---------------------------
                                                  Name:  Larry Madden
                                                  Title: EVP & CFO

STOCKHOLDER

                                             BONANZA MASTER FUND LTD.



                                             By:  /s/ Brian Ladin
                                                  --------------------------
                                                  Name:   Brian Ladin
                                                  Title:  Managing Director

                                             Address for Notice:

                                             300 Crescent Court, Suite 1740
                                             Dallas, TX  75201
                                             Facsimile:        214-987-4342

                                             Shares beneficially owned by
                                             Stockholder:

                                                3,281,645 Shares of Common Stock

                                             Shares held of record by
                                             Stockholder:

                                                3,281,645 Shares of Common Stock


                                             Options to Purchase 0 Shares of
                                             Common Stock

                                             Warrants to Purchase 783,829 Shares
                                             of Common Stock

         IN WITNESS WHEREOF, the undersigned parties have executed this Voting Agreement as of the date first above written.


THE WEINSTEIN COMPANY LLC


                                       By:  /s/ Larry Madden
                                            ---------------------------
                                            Name:  Larry Madden
                                            Title: EVP & CFO

STOCKHOLDER

                                       J. CAIRD INVESTORS (BERMUDA) L.P.,

                                       By:   Wellington Management Company, LLP,
                                             as Investment Advisor


                                       By:   /s/ Julie Jenkins
                                             -----------------------------
                                       Name:   Julie A. Jenkins
                                       Title:  Vice President and Counsel

                                       Address for Notice:

                                       c/o Wellington Management Company, LLP
                                       75 State Street
                                       Boston, MA  02109
                                       Facsimile:        617-790-1160

                                       Shares beneficially owned by Stockholder:

                                           965,540 Shares of Common Stock

                                       Shares held of record by Stockholder:

                                           715,800 Shares of Common Stock

                                       Options to Purchase 0 Shares of
                                       Common Stock

                                       Warrants to Purchase 249,740 Shares
                                       of Common Stock

         IN WITNESS WHEREOF, the undersigned parties have executed this Voting Agreement as of the date first above written.

THE WEINSTEIN COMPANY LLC


                                       By:  /s/ Larry Madden
                                            ---------------------------
                                            Name:  Larry Madden
                                            Title: EVP & CFO

STOCKHOLDER

                                       J. CAIRD PARTNERS, L.P.

                                       By:  Wellington Management Company, LLP,
                                            as Investment Advisor



                                       By:  /s/ Julie Jenkins
                                            -----------------------------

                                       Name:    Julie A. Jenkins
                                       Title:   Vice President and Counsel

                                       Address for Notice:

                                       c/o Wellington Management Company, LLP
                                       75 State Street
                                       Boston, MA  02109
                                       Facsimile:        617-790-1160

                                       Shares beneficially owned by Stockholder:

                                          891,960 Shares of Common Stock

                                       Shares held of record by Stockholder:

                                          659,200 Shares of Common Stock

                                       Options to Purchase 0 Shares of
                                       Common Stock

                                       Warrants to Purchase 232,760 Shares
                                       of Common Stock

         IN WITNESS WHEREOF, the undersigned parties have executed this Voting Agreement as of the date first above written.

THE WEINSTEIN COMPANY LLC


                                      By:  /s/ Larry Madden
                                           ---------------------------
                                           Name:  Larry Madden
                                           Title: EVP & CFO

STOCKHOLDER

                                      MAGNETAR CAPITAL MASTER FUND, LTD.

                                      By: Magnetar Financial LLC,
                                          its Investment Manager


                                      By: /s/ Paul Smith
                                          ------------------------------

                                      Name:   Paul Smith
                                      Title:  General Counsel

                                      Address for Notice:

                                      c/o Magnetar Financial LLC
                                      1603 Orrington Avenue, 13th Floor
                                      Evanston, IL  60201
                                      Facsimile:        847-905-4685

                                      Shares beneficially owned by
                                      Stockholder:

                                          1,680,932 currently owned plus
                                          1,375,000 privately purchased
                                          Shares of Common Stock bought
                                          on the date hereof

                                      Shares held of record by Stockholder:

                                          Currently 1,680,932 Shares of
                                          Common Stock; 1,375,000 subject
                                          to registration

                                      Options to Purchase 0 Shares
                                      of Common Stock

                                      Warrants to Purchase 412,500 Shares
                                      of Common Stock subject to registration

         IN WITNESS WHEREOF, the undersigned parties have executed this Voting Agreement as of the date first above written.


THE WEINSTEIN COMPANY LLC


                                         By:  /s/ Larry Madden
                                              ---------------------------
                                              Name:  Larry Madden
                                              Title: EVP & CFO

STOCKHOLDER

                                         JANUS INVESTMENT FUND, on behalf
                                         of its Series Janus Venture Fund

                                         By: /s/ William Bales
                                             -------------------------------

                                         Name:    William Bales
                                         Title:   Portfolio Manager

                                         Address for Notice:

                                         Attention:  Gregory P. Dulski,
                                                     Associate Counsel
                                         151 Detroit Street
                                         Denver, CO  80206
                                         Facsimile:        303-394-7714

                                         Shares beneficially owned by
                                         Stockholder:

                                             4,750,000 Shares of Common Stock

                                         Shares held of record by Stockholder:

                                             4,750,000 Shares of Common Stock

                                         Options to Purchase    N.A.
                                         Shares of Common Stock

                                         Warrants to Purchase 1,425,000
                                         Shares of Common Stock

         IN WITNESS WHEREOF, the undersigned parties have executed this Voting Agreement as of the date first above written.

THE WEINSTEIN COMPANY LLC


                                       By:  /s/ Larry Madden
                                            ---------------------------
                                            Name:  Larry Madden
                                            Title: EVP & CFO

STOCKHOLDER

                                       WALKER SMITH CAPITAL, L.P.

                                       By: WS Capital Management, L.P.,
                                           General Partner

                                       By: WS Capital L.L.C., General Partner



                                       By: /s/ Reid S. Walker
                                           -----------------------------------

                                       Name:  Reid S. Walker, Member


                                       Shares beneficially owned by Stockholder:

                                           17,160 Shares of Common Stock

                                       Shares held of record by Stockholder:

                                          13,200 Shares of Common Stock

                                       Options to Purchase 0 Shares of
                                       Common Stock

                                       Warrants to Purchase 3,960 Shares
                                       of Common Stock

         IN WITNESS WHEREOF, the undersigned parties have executed this Voting Agreement as of the date first above written.


THE WEINSTEIN COMPANY LLC


                                       By:  /s/ Larry Madden
                                            ---------------------------
                                            Name:  Larry Madden
                                            Title: EVP & CFO

STOCKHOLDER

                                       HHMI INVESTMENTS, L.P.


                                       By:   WS Capital Management, L.P.,
                                             Investment Manager


                                       By:   WS Capital, L.L.C.,
                                             General Partner



                                       By:   /s/ Reid S. Walker
                                             ----------------------------

                                       Name:  Reid S. Walker, Member

                                       Shares beneficially owned by Stockholder:

                                          54,600 Shares of Common Stock

                                       Shares held of record by Stockholder:

                                          42,000 Shares of Common Stock

                                       Options to Purchase 0 Shares of
                                       Common Stock

                                       Warrants to Purchase 12,600 Shares of
                                       Common Stock

         IN WITNESS WHEREOF, the undersigned parties have executed this Voting Agreement as of the date first above written.

THE WEINSTEIN COMPANY LLC


                                     By:  /s/ Larry Madden
                                          ---------------------------
                                          Name:  Larry Madden
                                          Title: EVP & CFO

STOCKHOLDER

                                     SRB GREENWAY OFFSHORE OPERATING FUND, L.P.

                                     By:  SRB Management, L.P., General Partner

                                     By:  BC Advisors, LLC, General Partner



                                     By: /s/ Steve Becker
                                         -------------------------------

                                     Name: Steve Becker, Member


                                     Shares beneficially owned by Stockholder:

                                         62,972 Shares of Common Stock

                                     Shares held of record by Stockholder:

                                        48,440 Shares of Common Stock

                                     Options to Purchase 0 Shares of
                                     Common Stock

                                     Warrants to Purchase 14,532 Shares of
                                     Common Stock

         IN WITNESS WHEREOF, the undersigned parties have executed this Voting Agreement as of the date first above written.

THE WEINSTEIN COMPANY LLC


                                       By:  /s/ Larry Madden
                                            ---------------------------
                                            Name:  Larry Madden
                                            Title: EVP & CFO

STOCKHOLDER

                                       WALKER SMITH CAPITAL (QP), L.P.

                                       By:  WS Capital Management, L.P.,
                                            General Partner

                                       By:  WS Capital, L.L.C., General Partner



                                       By:  /s/ Reid S. Walker
                                            ----------------------------------

                                       Name:  Reid S. Walker, Member

                                       Shares beneficially owned by Stockholder:

                                          104,390 Shares of Common Stock

                                       Shares held of record by Stockholder:

                                           80,300 Shares of Common Stock

                                       Options to Purchase 0 Shares of
                                       Common Stock

                                       Warrants to Purchase 24,090 Shares of
                                       Common Stock

         IN WITNESS WHEREOF, the undersigned parties have executed this Voting Agreement as of the date first above written.


THE WEINSTEIN COMPANY LLC


                                       By:  /s/ Larry Madden
                                            ---------------------------
                                            Name:  Larry Madden
                                            Title: EVP & CFO

STOCKHOLDER

                                       SRB GREENWAY CAPITAL, L.P.

                                       By:  SRB Management L.P., General Partner

                                       By:  BC Advisors L.L.C., General Partner


                                       By:  /s/ Steven R. Becker
                                            -----------------------------------

                                       Name:   Steven R. Becker, Member


                                       Shares beneficially owned by Stockholder:

                                           123,192 Shares of Common Stock

                                       Shares held of record by Stockholder:

                                            91,473 Shares of Common Stock

                                       Options to Purchase 0 Shares of
                                       Common Stock

                                       Warrants to Purchase 31,719 Shares of
                                       Common Stock

                                       Promissory Note dated October 5, 2005
                                       for the principal sum of $61,100.00

         IN WITNESS WHEREOF, the undersigned parties have executed this Voting Agreement as of the date first above written.


THE WEINSTEIN COMPANY LLC


                                       By:  /s/ Larry Madden
                                            ---------------------------
                                            Name:  Larry Madden
                                            Title: EVP & CFO

STOCKHOLDER

                                       WALKER SMITH INTERNATIONAL FUND, L.P.

                                       By:   WS Capital Management, L.P.,
                                             as agent and attorney-in-fact

                                       By:   WS Capital, L.L.C., General Partner


                                       By:   /s/  REID S. WALKER
                                             ----------------------------------

                                       Name:  Reid Walker, Member


                                       Shares beneficially owned by Stockholder:

                                          148,850 Shares of Common Stock

                                       Shares held of record by Stockholder:

                                          114,500 Shares of Common Stock

                                       Options to Purchase 0 Shares of
                                       Common Stock

                                       Warrants to Purchase 34,350 Shares of
                                       Common Stock

         IN WITNESS WHEREOF, the undersigned parties have executed this Voting Agreement as of the date first above written.

THE WEINSTEIN COMPANY LLC


                                       By:  /s/ Larry Madden
                                            ---------------------------
                                            Name:  Larry Madden
                                            Title: EVP & CFO

STOCKHOLDER

                                       WS OPPORTUNITY FUND (QP), L.P.

                                       By:  WS Ventures Management, L.P.,
                                            General Partner

                                       By:  WSV Management, L.L.C.,
                                            General Partner



                                       By:  /s/ Patrick P. Walker
                                            ----------------------------------

                                       Name:  Patrick P. Walker, Member

                                       Shares beneficially owned by Stockholder:

                                           187,135 Shares of Common Stock

                                       Shares held of record by Stockholder:

                                           143,950 Shares of Common Stock

                                       Options to Purchase 0 Shares of
                                       Common Stock

                                       Warrants to Purchase 43,185 Shares of
                                       Common Stock

         IN WITNESS WHEREOF, the undersigned parties have executed this Voting Agreement as of the date first above written.

THE WEINSTEIN COMPANY LLC


                                       By:  /s/ Larry Madden
                                            ---------------------------
                                            Name:  Larry Madden
                                            Title: EVP & CFO

STOCKHOLDER

                                       WS OPPORTUNITY FUND, L.P.

                                       By:  WS Ventures Management, L.P.,
                                            General Partner

                                       By:  WSV Management, L.L.C.,
                                            General Partner



                                       By:  /s/ Patrick P. Walker
                                            -------------------------------

                                       Name:    Patrick P. Walker, Member

                                       Shares beneficially owned by Stockholder:

                                          194,805 Shares of Common Stock

                                       Shares held of record by Stockholder:

                                          149,850 Shares of Common Stock

                                       Options to Purchase 0 Shares of
                                       Common Stock

                                       Warrants to Purchase 44,955 Shares of
                                       Common Stock

         IN WITNESS WHEREOF, the undersigned parties have executed this Voting Agreement as of the date first above written.

THE WEINSTEIN COMPANY LLC


                                       By:  /s/ Larry Madden
                                            ---------------------------
                                            Name:  Larry Madden
                                            Title: EVP & CFO

STOCKHOLDER

                                       WS OPPORTUNITY FUND INTERNATIONAL, LTD.

                                       By:  WS Ventures Management, L.P.
                                            as agent and attorney-in-fact

                                       By:  WSV Management, L.L.C.,
                                            General Partner


                                       By:  /s/ Patrick P. Walker
                                            ----------------------------------

                                       Name:    Patrick P. Walker, Member

                                       Shares beneficially owned by Stockholder:

                                           268,060 Shares of Common Stock

                                       Shares held of record by Stockholder:

                                           206,200 Shares of Common Stock

                                       Options to Purchase 0 Shares of
                                       Common Stock

                                       Warrants to Purchase 61,860 Shares of
                                       Common Stock

         IN WITNESS WHEREOF, the undersigned parties have executed this Voting Agreement as of the date first above written.

THE WEINSTEIN COMPANY LLC


                                       By:  /s/ Larry Madden
                                            ---------------------------
                                            Name:  Larry Madden
                                            Title: EVP & CFO

STOCKHOLDER

                                       SRB GREENWAY CAPITAL (QP), L.P.

                                       By:  SRB Management, L.P.,
                                            General Partner

                                       By:  BC Advisors, L.L.C.,
                                            General Partner


                                       By:  /s/ Steven R. Becker
                                            ----------------------------------

                                       Name:    Steven R. Becker, Member


                                       Shares beneficially owned by Stockholder:

                                          823,836 Shares of Common Stock

                                       Shares held of record by Stockholder:

                                          610,087 Shares of Common Stock

                                       Options to Purchase 0 Shares of
                                       Common Stock

                                       Warrants to Purchase 213,749 Shares of
                                       Common Stock

                                       Promissory note dated 10/5/05
                                       for the principal sum of $438,900.00

         IN WITNESS WHEREOF, the undersigned parties have executed this Voting Agreement as of the date first above written.

THE WEINSTEIN COMPANY LLC


                                       By:  /s/ Larry Madden
                                            ---------------------------
                                            Name:  Larry Madden
                                            Title: EVP & CFO

STOCKHOLDER

                                       ARDSLEY OFFSHORE FUND, LTD.
                                       ARDSLEY PARTNERS FUND II, L.P.
                                       ARDSLEY PARTNERS INSTITUTIONAL FUND, L.P.
                                       HEMPLEMAN JOINT


                                       By:  /s/ Philip J. Hempleman
                                            ------------------------------

                                       Name:  Philip J. Hempleman

                                       Title: Managing Partner, Ardsley
                                       Partners, General Partner for above
                                       referenced accounts and as authorized for Hempleman Joint

                                       Address for Notice:

                                       262 Harbor Dr., 4th Fl.

                                       Stamford, CT 06902

                                       Facsimile:        203-355-0715


                                       Shares beneficially owned by Stockholder:

                                          3,716,500 Shares of Common Stock

                                       Shares held of record by Stockholder:

                                          3,025,000 Shares of Common Stock

                                       Options to Purchase 0 Shares of
                                       Common Stock

                                       Warrants to Purchase 691,500 Shares of
                                       Common Stock

         IN WITNESS WHEREOF, the undersigned parties have executed this Voting Agreement as of the date first above written.

THE WEINSTEIN COMPANY LLC


                                       By:  /s/ Larry Madden
                                            ---------------------------
                                            Name:  Larry Madden
                                            Title: EVP & CFO

STOCKHOLDER

                                       JMG CAPITAL PARTNERS, L.P.


                                       By:  /s/ Jonathan Glaser
                                            -------------------------------

                                       Name:  Jonathan Glaser, Member
                                              Manager of the GP

                                       Address for Notice:

                                       11601 Wilshire Blvd., Ste. 2180
                                       Los Angeles, CA 90025
                                       Facsimile:        310-601-2890

                                       Shares beneficially owned by Stockholder:

                                       975,000 Shares of Common Stock

                                       Shares held of record by Stockholder:

                                       750,000 Shares of Common Stock


                                       Options to Purchase 0 Shares of
                                       Common Stock

                                       Warrants to Purchase 225,000 Shares of
                                       Common Stock

         IN WITNESS WHEREOF, the undersigned parties have executed this Voting Agreement as of the date first above written.


THE WEINSTEIN COMPANY LLC


                                       By:  /s/ Larry Madden
                                            ---------------------------
                                            Name:  Larry Madden
                                            Title: EVP & CFO

STOCKHOLDER

                                       JMG TRITON OFFSHORE FUND, LTD.


                                       By: /s/ Jonathan Glaser
                                           ---------------------------------

                                       Name:  Jonathan Glaser, Member Manager
                                              of the Investment Manager

                                       Address for Notice:

                                       11601 Wilshire Blvd., Ste. 2180
                                       Los Angeles, CA 90025
                                       Facsimile:        310-601-2890

                                       Shares beneficially owned by Stockholder:

                                          975,000 Shares of Common Stock

                                       Shares held of record by Stockholder:

                                          750,000 Shares of Common Stock

                                       Options to Purchase 0 Shares of
                                       Common Stock

                                       Warrants to Purchase 225,000 Shares of
                                       Common Stock

                                                                         ANNEX C
                                                                         -------


This proxy will terminate upon the Expiration Date.


Dated:  November 25, 2005


                             STOCKHOLDER

                             JANUS INVESTMENT FUND, ON
                             BEHALF OF ITS SERIES JANUS
                             VENTURE FUND

                             By: /s/  William Bales
                                 -----------------------------------------
                             Name:  William Bales
                             Title:  Portfolio Manager

                             Shares beneficially owned
                             by Stockholder:

                             4,750,000 Shares of Common Stock

                             Shares held of record by
                             Stockholder:

                             4,750,000 Shares of Common Stock

                             Options to Purchase N/A Shares of Common Stock

                             Warrants to Purchase 1,425,000 Shares of
                             Common Stock

This proxy will terminate upon the Expiration Date.


Dated:  __________, 2005


                             STOCKHOLDER

                             ARDSLEY OFFSHORE FUND, LTD.
                             ARDSLEY PARTNERS FUND II, L.P.
                             ARDSLEY INTERNATIONAL FUND, L.P.
                             HEMPLEMAN JOINT

                             By:      /s/   Philip J. Hempleman
                                ------------------------------------------------
                             Name:  Philip J. Hempleman
                             Title: Managing Partner, Ardsley Partners, General
                                    Partner for above referenced accounts and
                                    as authorized for Hempleman Joint

                             Address for Notice:

                             262 Harbor Dr., 4th FL
                             Stamford, CT  06902
                             Facsimile:  203-355-0715
                             Shares beneficially owned by Stockholder:

                             3,716,500 Shares of Common Stock

                             Shares held of record by
                             Stockholder:

                             3,025,000 Shares of Common Stock

                             Options to Purchase 0 Shares of Common Stock

                             Warrants to Purchase 691,500 Shares of Common Stock

This proxy will terminate upon the Expiration Date.


Dated:  November __, 2005


                             STOCKHOLDER

                             JMG CAPITAL PARTNERS, L.P.

                             By:     /s/  Jonathan Glaser
                                ------------------------------------------------
                             Name:      Jonathan Glaser, Member
                                        Manager of the GP

                             Shares beneficially owned
                             by Stockholder:

                             975,000 Shares of Common Stock

                             Shares held of record by
                             Stockholder:

                             750,000 Shares of Common Stock

                             Options to Purchase 0 Shares of Common Stock

                             Warrants to Purchase 225,000 Shares of Common Stock

This proxy will terminate upon the Expiration Date.


Dated:  November __, 2005


                             STOCKHOLDER

                             JMG TRITON OFFSHORE FUND, LTD.

                             By:     /s/  Jonathan Glaser
                                ------------------------------------------------
                             Name:      Jonathan Glaser, Member
                                        Manager of the Investment Manager

                             Shares beneficially owned
                             by Stockholder:

                             975,000 Shares of Common Stock

                             Shares held of record by
                             Stockholder:

                             750,000 Shares of Common Stock

                             Options to Purchase 0 Shares of Common Stock

                             Warrants to Purchase 225,000 Shares of Common Stock

This proxy will terminate upon the Expiration Date.


Dated:  November 23, 2005


                          SRB GREENWAY CAPITAL (QP), L.P.

                          BY:  SRB MANAGEMENT, L.P., GENERAL PARTNER

                          BY:  BC ADVISORS, L.L.C., GENERAL PARTNER

                          By:    /s/  Steven R. Becker
                             ------------------------------------------------
                          Name:  Steven R. Becker, Member

                          Shares beneficially owned
                          by Stockholder:

                          823,836 Shares of Common Stock

                          Shares held of record by
                          Stockholder:

                          610,087 Shares of Common Stock

                          Options to Purchase 0 Shares of Common Stock

                          Warrants to Purchase 213,749.00 Shares of
                          Common Stock

                          Promissory note dated 10/5/05 for the principal sum of $438,900.00

This proxy will terminate upon the Expiration Date.


Dated:  November 28, 2005


                             STOCKHOLDER

                             JeB INVESTMENTS, LTD

                             By:     /s/  JeB Investments, Ltd.
                                ------------------------------------------
                             Name:  JeB Investments, Ltd.

                             Shares beneficially owned
                             by Stockholder:

                             245,401 Shares of Common Stock

                             Shares held of record by
                             Stockholder:

                             245,401 Shares of Common Stock

                             Options to Purchase 0 Shares of Common Stock

                             Warrants to Purchase 0 Shares of Common Stock

This proxy will terminate upon the Expiration Date.


Dated:  November 28, 2005


                             STOCKHOLDER

                             JeB PARTNERS, L.P.

                             By:     /s/  JeB Partners, L.P.
                                ------------------------------------------
                             Name:  JeB Partners, L.P.

                             Shares beneficially owned
                             by Stockholder:

                             260,150 Shares of Common Stock

                             Shares held of record by
                             Stockholder:

                             260,150 Shares of Common Stock

                             Options to Purchase 0 Shares of Common Stock

                             Warrants to Purchase 0 Shares of Common Stock

This proxy will terminate upon the Expiration Date.


Dated:  November 23, 2005


                           WS OPPORTUNITY FUND INTERNATIONAL, LTD.

                           BY: WS VENTURES MANAGEMENT, L.P., AS AGENT AND ATTORNEY-IN-FACT

                           BY:  WSV MANAGEMENT, L.L.C., GENERAL PARTNER

                           By:    /s/  Patrick Walker
                              --------------------------------------------------
                           Name:  Patrick Walker, Member

                           Shares beneficially owned
                           by Stockholder:

                           268,060 Shares of Common Stock

                           Shares held of record by
                           Stockholder:

                           206,200 Shares of Common Stock

                           Options to Purchase 0 Shares of Common Stock

                           Warrants to Purchase 61,860.00 Shares of Common Stock

This proxy will terminate upon the Expiration Date.


Dated:  November 23, 2005


                           WS OPPORTUNITY FUND, L.P.

                           BY:  WS VENTURES MANAGEMENT, L.P., GENERAL PARTNER

                           BY:  WSV MANAGEMENT, L.L.C., GENERAL PARTNER

                           By:   /s/  Patrick P. Walker
                              --------------------------------------------------
                           Name:  Patrick P. Walker, Member

                           Shares beneficially owned
                           by Stockholder:

                           194,805 Shares of Common Stock

                           Shares held of record by
                           Stockholder:

                           149,850 Shares of Common Stock

                           Options to Purchase 0 Shares of Common Stock

                           Warrants to Purchase 44,955.00 Shares of Common Stock

This proxy will terminate upon the Expiration Date.


Dated:  November 23, 2005


                           WS OPPORTUNITY FUND (QP), L.P.

                           BY:  WS VENTURES MANAGEMENT, L.P., GENERAL PARTNER

                           BY:  WSV MANAGEMENT, L.L.C., GENERAL PARTNER

                           By:    /s/  Patrick P. Walker
                              --------------------------------------------------
                           Name:  Patrick P. Walker, Member

                           Shares beneficially owned
                           by Stockholder:

                           187,135 Shares of Common Stock

                           Shares held of record by
                           Stockholder:

                           143,950 Shares of Common Stock

                           Options to Purchase 0 Shares of Common Stock

                           Warrants to Purchase 43,185.00 Shares of Common Stock

This proxy will terminate upon the Expiration Date.


Dated:  November 23, 2005


                           WALKER SMITH INTERNATIONAL FUND, LTD.

                           BY: WS CAPITAL MANAGEMENT, L.P., AS AGENT AND ATTORNEY-IN-FACT

                           BY:  WS CAPITAL, L.L.C., GENERAL PARTNER

                           By:   /s/  Reid Walker
                              ------------------------------------------------
                           Name:  Reid Walker, Member

                           Shares beneficially owned
                           by Stockholder:

                           148,850 Shares of Common Stock

                           Shares held of record by
                           Stockholder:

                           114,500 Shares of Common Stock

                           Options to Purchase 0 Shares of Common Stock

                           Warrants to Purchase 34,350.00 Shares of Common Stock

This proxy will terminate upon the Expiration Date.


Dated:  November 23, 2005


                             SRB GREENWAY CAPITAL L.P.
                             BY:  SRB MANAGEMENT, L.P., GENERAL PARTNER

                             BY:  BC ADVISORS, L.L.C., GENERAL PARTNER

                             By:   /s/  Steven R. Becker
                                ------------------------------------------------
                             Name:  Steven R. Becker, Member

                             Shares beneficially owned
                             by Stockholder:

                             123,192 Shares of Common Stock

                             Shares held of record by
                             Stockholder:

                             91,473 Shares of Common Stock

                             Options to Purchase 0 Shares of Common Stock

                             Warrants to Purchase 31,719.00 Shares of Common
                             Stock

                             Promissory note dated 10/5/05 for the principal sum of $61,100.00

This proxy will terminate upon the Expiration Date.


Dated:  November 23, 2005


                           WALKER SMITH CAPITAL (QP), L.P.

                           BY:  WS CAPITAL MANAGEMENT, L.P., GENERAL PARTNER

                           BY:  WS CAPITAL, L.L.C., GENERAL PARTNER

                           By:  /s/  Reid S. Walker
                              --------------------------------------------------
                           Name:  Reid S. Walker, Member

                           Shares beneficially owned
                           by Stockholder:

                           104,390 Shares of Common Stock

                           Shares held of record by
                           Stockholder:

                           80,300 Shares of Common Stock

                           Options to Purchase 0 Shares of Common Stock

                           Warrants to Purchase 24,090.00 Shares of Common Stock

This proxy will terminate upon the Expiration Date.


Dated:  November 23, 2005


                           SRB GREENWAY OFFSHORE OPERATING FUND, L.P.

                           BY:  SRB MANAGEMENT, L.P., GENERAL PARTNER

                           BY:  BC ADVISORS, LLC, GENERAL PARTNER

                           By:   /s/  Steve Becker
                               -------------------------------------------------
                           Name:  Steve Becker, Member

                           Shares beneficially owned
                           by Stockholder:

                           62,972 Shares of Common Stock

                           Shares held of record by
                           Stockholder:

                           48,440 Shares of Common Stock

                           Options to Purchase 0 Shares of Common Stock

                           Warrants to Purchase 14,532.00 Shares of Common Stock

This proxy will terminate upon the Expiration Date.


Dated:  November 23, 2005


                           HHMI INVESTMENTS, L.P.

                           BY:  WS CAPITAL MANAGEMENT, L.P., INVESTMENT MANAGER

                           BY:  WS CAPITAL, L.L.C., GENERAL PARTNER

                           By:   /s/  Reid S. Walker
                               -------------------------------------------------
                           Name:  Reid S. Walker, Member

                           Shares beneficially owned
                           by Stockholder:

                           54,600 Shares of Common Stock

                           Shares held of record by
                           Stockholder:

                           42,000 Shares of Common Stock

                           Options to Purchase 0 Shares of Common Stock

                           Warrants to Purchase 12,600.00 Shares of Common Stock

This proxy will terminate upon the Expiration Date.


Dated:  November 23, 2005


                            WALKER SMITH CAPITAL, L.P.

                            BY:  WS CAPITAL MANAGEMENT, L.P., GENERAL PARTNER

                            BY:  WS CAPITAL, L.L.C., GENERAL PARTNER

                            By:  /s/  Reid S. Walker
                                ------------------------------------------------
                            Name:  Reid S. Walker, Member

                            Shares beneficially owned
                            by Stockholder:

                            17,160 Shares of Common Stock

                            Shares held of record by
                            Stockholder:

                            13,200 Shares of Common Stock

                            Options to Purchase 0 Shares of Common Stock

                            Warrants to Purchase 3,960.00 Shares of Common Stock

This proxy will terminate upon the Expiration Date.


Dated:  November 23, 2005


                             STOCKHOLDER:

                             MAGNETAR CAPITAL MASTER FUND, LTD.

                             BY:  MAGNETAR FINANCIAL LLC

                             ITS:  INVESTMENT MANAGER

                             By:   /s/  Paul Smith
                                  ----------------------------------------------
                             Name:  Paul Smith, General Counsel

                             Address for Notice:

                             c/o

                             Magnetar Financial LLC, 1603 Orrington Avenue, 13th Flor, Evanston, IL 60201

                             Facsimile:  847-905-4685

                             Shares beneficially owned
                             by Stockholder:

                             1,680,932 currently owned plus 1,375,000 privately purchased Shares of Common Stock bought on the date hereof

                             Shares held of record by
                             Stockholder:

                             Currently 1,680,932 Shares of Common Stock;
                             1,375,000 subject to registration

                             Options to Purchase 0 Shares of Common Stock

                             Warrants to Purchase 412,500 Shares of Common Stock subject to registration

This proxy will terminate upon the Expiration Date.


Dated:  __________, 2005


                             J. CAIRD PARTNERS, L.P.

                             BY:  WELLINGTON MANAGEMENT COMPANY, LLP
                             AS INVESTMENT ADVISER

                             By:   /s/  Julie A. Jenkins
                                 -----------------------------------------------
                             Name:  Julie A. Jenkins
                             Vice President and Counsel

                             Address for Notice:
                             c/o Wellington Management Company, LLP
                             75 State Street
                             Boston, MA  02109
                             Facsimile:  617-790-1160

                             Shares beneficially owned
                             by Stockholder:

                             891,960 Shares of Common Stock

                             Shares held of record by
                             Stockholder:

                             659,200 Shares of Common Stock

                             Options to Purchase 0 Shares of Common Stock

                             Warrants to Purchase 232,760 Shares of Common Stock

This proxy will terminate upon the Expiration Date.


Dated:  __________, 2005


                             J. CAIRD INVESTORS
                             (BERMUDA), L.P.

                             BY:  WELLINGTON MANAGEMENT COMPANY, LLP
                             AS INVESTMENT ADVISER

                             By:   /s/  Julie A. Jenkins
                                 -----------------------------------------------
                             Name:  Julie A. Jenkins
                             Vice President and Counsel

                             Address for Notice:
                             c/o Wellington Management Company, LLP
                             75 State Street
                             Boston, MA  02109
                             Facsimile:  617-790-1160

                             Shares beneficially owned
                             by Stockholder:

                             965,540 Shares of Common Stock

                             Shares held of record by
                             Stockholder:

                             715,800 Shares of Common Stock

                             Options to Purchase 0 Shares of Common Stock

                             Warrants to Purchase 249,740 Shares of Common Stock

This proxy will terminate upon the Expiration Date.


Dated:  November 22, 2005


                             STOCKHOLDER

                             BONANZA MASTER FUND LTD.

                             By:   /s/  Brian Landin
                                 -----------------------------------------------
                             Name:  Brian Landin, Managing Director

                             Shares beneficially owned
                             by Stockholder:

                             3,281,645 Shares of Common Stock

                             Shares held of record by
                             Stockholder:

                             3,281,645 Shares of Common Stock

                             Options to Purchase -- Shares of Common Stock

                             Warrants to Purchase 783,829 Shares of Common Stock

This proxy will terminate upon the Expiration Date.


Dated:  November 28, 2005


                             STOCKHOLDER

                             GEORGE BOLTON

                             By:   /s/  George Bolton
                                 -----------------------------------------------
                             Name:  George Bolton

                             Shares beneficially owned
                             by Stockholder:

                             2,577,500 Shares of Common Stock

                             Shares held of record by
                             Stockholder:

                             500,000 Shares of Common Stock

                             Options to Purchase     Shares of Common Stock

                             Warrants to Purchase 150,000 Shares of Common Stock